Exhibit 10.8a

                          AMENDMENT TO ESCROW AGREEMENT

         This Amended Escrow Agreement dated February 5, 2002, amends the Escrow Agreement made on December 13, 2001, by and among Genesis Capital Corporation of Nevada, a Nevada corporation ("Company"), Equity Planners LLC, Sea Lion Investors LLC, and Myrtle Holdings LLC, all of which are Colorado limited liability companies ("Purchasers"), and Sroya Holdings Company, Inc., a New York corporation having a principal place of business at 1750 East 18th Street, Brooklyn, New York 11229 ("Escrow Agent"), as follows:

         Paragraph 2(b) is amended by adding, at the end thereof, the following sentence: "Any and all Escrow Shares used as Conversion Shares must be replenished within twenty- four (24) hours of the release of any Escrow Shares as Conversion Shares with common stock of the Company, issued in the name of the Escrow Agent, which is freely tradeable and without restrictive legend of any nature."

         IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be duly executed and delivered, as of the day and year first above written.

                                       COMPANY:
                                       Genesis Capital Corporation of Nevada


                                       By:
                                           -------------------------------------
                                                Richard Astrom, President


                                       PURCHASERS:

                                       EQUITY PLANNERS LLC


                                       By:
                                           -------------------------------------


                                       SEA LION INVESTORS LLC


                                       By:
                                           -------------------------------------


                                       MYRTLE HOLDINGS LLC


                                       By:
                                           -------------------------------------

ESCROW AGENT:
------------

SROYA HOLDINGS COMPANY, INC.


By:
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